Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of June 13, 2022 by and among Shineco, Inc., a Delaware company (the “Company”), and individuals listed in Exhibit B hereto and each affixes its signature on the signature page of this Agreement (each, a “Purchaser”; collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

WHEREAS, the Company is offering (the “Offering”) up to 2,354,500 shares of its common stock, par value $0.001 per share (the “Common Stock”), at a price of $ 2.12 per share to the Purchasers listed in Exhibit B, each of whom severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

WHEREAS, each Purchaser is a “non-US person” as defined in Regulation S, acquiring the Shares solely for its own account for the purpose of investment;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE I

Purchase and Sale of the Shares

Section 1.1 Purchase Price and Closing.

(a)	Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers severally but not jointly agree to purchase for $ 2.12 per share, such number of shares of Common Stock (each a “Share” and collectively the “Shares”) set forth on the signature page hereto (the “Purchase Price”) executed by such Purchaser. At the Closing, the Purchaser shall deliver to the Company, via wire transfer immediately available funds equal to the Purchaser’s Subscription Amount as set forth on the signature page hereto executed by the Purchaser, and the Company shall deliver to the Purchaser such number Shares of the Common Stock purchased, as determined by multiplying the number of Shares being purchased by such Purchaser by the per share purchase price of $ 2.12 and set forth on the signature page executed by such Purchaser. Upon satisfaction of the covenants and conditions set forth in Sections 1.2 hereof, the Closing shall occur at the offices of the counsel to the Company or such other location as the parties shall mutually agree.

(b)	Deliveries.

(A)	On or prior to the Closing the Company shall deliver or cause to be delivered to the Purchasers the following:

(i)	This Agreement duly executed by the Company; and
(ii)	The Shares purchased by the Purchaser pursuant to this Agreement which may be delivered pursuant to a book entry statement set forth on the records on the Company’s transfer agent and which may be delivered as soon as practicable after the Closing.

(B)	On or prior to the Closing, the Purchasers shall each deliver or cause to be delivered to the Company as applicable:

(i)	This Agreement duly executed by the Purchaser and
(ii)	The Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company.

(C)	The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)	The accuracy in all material respects on the applicable Closing date of the representations and warranties of the Purchasers contained herein;
(ii)	Subject to the prior completion of (iii) – (viii), the delivery by the Purchasers of the items set forth in Section 1.1(b)(B) of this Agreement to be delivered by the Purchasers;
(iii)	The Company shall have obtained the approval of the holders of a majority of its outstanding shares of Common Stock entitled to vote on matters submitted to the Company’s stockholders authorizing the execution and performance by the Company of this Agreement and the transactions contemplated hereby;
(iv)	The Company shall have prepared and filed with the Securities and Exchange Commission a Preliminary Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or if required by law to obtain the approval contemplated in the foregoing clause (iv), a Preliminary Proxy Statement pursuant to Section 14(a) of the Exchange Act, providing notice of and describing such approval in the manner required by the Exchange Act, the Delaware General Corporate Law, and the articles of incorporation and bylaws of the Company;
(v)	The Company shall have filed with the SEC a Definitive Information Statement or Proxy Statement, as the case may be;
(vi)	The Company shall have mailed or electronically transmitted the Definitive Information Statement or Proxy Statement, as the case may be, to every security holder of each class of equity security that is entitled to vote or give an authorization, proxy, or consent in regard to the execution and performance by the Company of this Agreement;
(vii)	If required by the Nasdaq Listing Rules, the Company shall have submitted a Listing of Additional Shares Notification Form to Nasdaq and obtained the approval by Nasdaq of the transactions contemplated hereby; and
(viii)	Subject to the foregoing, if a Definitive Information Statement is required and has been filed and mailed as required by the applicable rules and regulations of the Securities and Exchange commission, the Closing shall occur at least 20 calendar days after such filing.

(D)	The obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)	The accuracy in all material respects when made on the applicable Closing date of the representations and warranties of the Company contained herein;
(ii)	All obligations, covenants and agreements of the Company required to be performed at or prior to the applicable closing shall have been performed and
(iii)	The delivery by the Company of the items set forth in Section 1.1(b)(A) to be delivered by the Company.

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties of the Company and its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (the “Subsidiaries”), as of the date hereof as follows:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated or otherwise organized; however as of the date of this Agreement, the Company is not in good standing under the laws of its jurisdiction of incorporation or organization (as applicable).

(b) Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or stockholders is required. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Issuance of Shares. The Shares to be issued at the Closing shall have been duly authorized by all necessary corporate action and when paid for and issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

(d) Commission Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “Commission” or “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within the past twelve months, including filings incorporated by reference therein (the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than the transactions contemplated by this Agreement. At the time of the respective filings, each Commission Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents.

(e) No Integration. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.2, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would cause this Offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

Section 2.2 Representations and Warranties of the Purchaser. Each Purchaser, severally but not jointly, hereby makes the following representations and warranties to the Company as of the date hereof:

(a) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(b) Status of Purchaser. The Purchaser is a “non-US person” as defined in Regulation S. The Purchaser further makes the representations and warranties to the Company set forth on Exhibit A. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.

(c) Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(d) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(g) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the transaction documents (including this Agreement, all exhibits and schedules thereto) and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(h) Opportunity to Consult Counsel. Such Purchaser acknowledges that such Purchaser has read and fully understandings this Agreement that such Purchaser understands and acknowledges that the Company’s counsel does not represent the Purchaser and has no obligations to the Purchasers under his Agreement or otherwise. Such Purchaser acknowledges that Such Purchase has had sufficient opportunity to consult independent legal counsel concerning the provisions of this Agreement and entered into this Agreement intending to be legally bound. Such Purchasers are relying solely upon the advice of their own independent counsel.

ARTICLE III

OTHER AGREEMENTS OF THE PARTIES

Section 3.1 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1, of a legend on any of the Shares in form substantially the same as the following:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(c) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.

(d) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend the applicable Shares as set forth in this Section 3.1 is predicated upon the Company’s reliance upon this understanding.

ARTICLE IV

Miscellaneous

Section 4.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 4.2 Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

Section 4.3 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company:

Shineco, Inc.

Room 3310, North Tower, Zhengda Center;

No. 20, Jinhe East Road, Chaoyang District

Reijing, People’s Republic of China 10020

Attention: Secretary

Email: secretary@shineco.tech

with copies (which shall not constitute notice) to:

Sichenzia Ross Ference LLP

Address: 1185 Avenue of the Americas, 31st Floor

Attn: Huan Lou, Esq.

Email: hlou@SRF.law

If to Purchaser:

The address listed on Exhibit B

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 4.4 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 4.5 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 4.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts sitting in the Borough of Manhattan, New York, New York Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

Section 4.7 Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.

Section 4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 4.9 Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 4.10 Individual Capacity. Each Purchaser enters into this Agreement on its own capacity, and not as a group with other Purchasers. Each Purchaser, severally but not jointly, makes representations and warranties contained under this Agreement.

Exchange Cap. The Company shall not issue Common Stock to the Purchaser pursuant to the terms of this Agreement in an amount in excess of the aggregate number of shares of Common Stock which the Company may issue under the Agreement without breaching the Company’s obligations under the rules or regulations of the Nasdaq Capital Market

Section 4.11 Termination. This Agreement may be terminated prior to Closing by mutual written agreement of the Purchaser and the Company.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page of the Company]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

The Company:
SHINECO, INC.

By:
Name:	Jennifer Zhan
Title:	CEO

[Signature Page of the Purchaser]

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:

Name:	Shanchun Huang

Number of Shares Purchase: 1,082,250

Total Purchase Price (“Subscription Amount”): ($) 2,294,370

Purchase Price Per Share: $ 2.12

Address and Contacts of Purchaser:

Telephone:

Email:

The Purchaser:

By:
Name:	Yongke Xue

Number of Shares Purchase: 1,082,250

Total Purchase Price (“Subscription Amount”): ($) 2,294,370

Purchase Price Per Share: $ 2.12

Address and Contacts of Purchaser:

Telephone:

Email:

The Purchaser:

By:
Name:	Yue Liu

Number of Shares Purchase: 130,000

Total Purchase Price (“Subscription Amount”): ($) 275,600

Purchase Price Per Share: $ 2.12

Address and Contacts of Purchaser:

Telephone:

Email:

The Purchaser:

By:
Name:	Moxian Liu

Number of Shares Purchase: 60,000

Total Purchase Price (“Subscription Amount”): ($) 127,200

Purchase Price Per Share: $ 2.12

Address and Contacts of Purchaser:

Telephone:

Email:

EXHIBIT A

NON U.S. PERSON REPRESENTATIONS

The Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Shares, such person or entity was outside the United States.

2.	Such person or entity is acquiring the Shares for such Shareholder’s own account, for investment and not for distribution or resale to others and is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

3.	Such person or entity will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

4.	Such person or entity has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of such securities.

5.	Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Shares.

7.	Such person or entity is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

8.	Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

10.	Such person or entity understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

11.	Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Shares.

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

13.	Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

14.	Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

15.	Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

16.	Such person or entity understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

EXHIBIT B

LIST OF PURCHASERS